UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

GameSquare Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39389	99-1946435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6775 Cowboys Way, Ste. 1335 Frisco, Texas, USA	75034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 464-6400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GAME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2026, the Board of Directors (the “Board”) of GameSquare Holdings, Inc. (the “Company”), including the Compensation Committee, approved (i) the acceleration of vesting and exercisability of certain previously granted equity awards held by Justin Kenna, the Company’s Chief Executive Officer, Amaree Vichairattanawong, the Company’s Chief Operating Officer, and Michael Munoz, the Company’s Chief Financial Officer, and (ii) the grant of additional equity awards to each such executive officer pursuant to the Company’s 2024 Stock Incentive Plan (the “Plan”).

Acceleration of Outstanding Equity Awards

Mr. Kenna previously received a grant of 58,108 restricted stock units (“RSUs”) on July 11, 2025 pursuant to the Plan. Under the terms of such award, 25% of the RSUs vested on the grant date, 37.5% vested on the first anniversary of the grant date and the remaining 37.5%, consisting of 21,791 RSUs, was scheduled to vest on July 11, 2027, subject to continued service. On September 18, 2026, the Board approved the acceleration of the vesting of the remaining 21,791 unvested RSUs, which became fully vested as of such date.

Mr. Kenna also previously received an option award on July 10, 2026 to purchase 130,714 shares of the Company’s common stock pursuant to the Plan. Under the terms of such award, 62.5% of the option shares vested on the grant date and the remaining 37.5%, consisting of 49,018 option shares, was scheduled to vest on July 10, 2027, subject to continued service. On September 18, 2026, the Board approved the acceleration of the vesting and exercisability of the remaining 49,018 option shares, which became fully vested and immediately exercisable as of such date.

Ms. Vichairattanawong previously received a grant of 26,149 RSUs on February 6, 2026 pursuant to the Plan. Under the terms of such award, 6,537 RSUs vested on August 2, 2026 and the remaining 19,612 RSUs were scheduled to vest in installments on February 2, 2027, August 2, 2027 and February 2, 2028, subject to continued service. On September 18, 2026, the Board approved the acceleration of the vesting of the remaining 19,612 unvested RSUs, which became fully vested as of such date.

Ms. Vichairattanawong also previously received an option award on July 10, 2026 to purchase 58,822 shares of the Company’s common stock pursuant to the Plan. Under the terms of such award, the option shares vested in four equal installments on August 6, 2026, February 6, 2027, August 6, 2027 and February 6, 2028, subject to continued service. On September 18, 2026, the Board approved the acceleration of the vesting and exercisability of the remaining 44,116 option shares, which became fully vested and immediately exercisable as of such date.

Mr. Munoz previously received a grant of 16,141 RSUs on July 11, 2025 pursuant to the Plan. Under the terms of such award, 25% of the RSUs vested on the grant date, 37.5% vested on the first anniversary of the grant date and the remaining 37.5%, consisting of 6,052 RSUs, was scheduled to vest on July 11, 2027, subject to continued service. On September 18, 2026, the Board approved the acceleration of the vesting of the remaining 6,052 unvested RSUs, which became fully vested as of such date.

Mr. Munoz also previously received an option award on July 10, 2026 to purchase 37,657 shares of the Company’s common stock pursuant to the Plan. Under the terms of such award, 62.5% of the option shares vested on the grant date and the remaining 37.5%, consisting of 14,121 option shares, was scheduled to vest on July 10, 2027, subject to continued service. On September 18, 2026, the Board approved the acceleration of the vesting and exercisability of the remaining 14,121 option shares, which became fully vested and immediately exercisable as of such date.

New Equity Awards

On September 18, 2026, the Board, including the Compensation Committee, also approved discretionary equity awards to Mr. Kenna, Ms. Vichairattanawong and Mr. Munoz pursuant to the Plan.

The awards granted to Mr. Kenna consisted of (i) 52,313 RSUs, with each RSU representing the right to receive one share of the Company’s common stock, and (ii) a stock option to purchase 52,313 shares of the Company’s common stock, in each case subject to the terms and conditions of the Plan and the applicable award agreements. The RSUs vested in full immediately upon grant and were settled through the issuance of 52,313 shares of the Company’s common stock on September 18, 2026. The option award vested in full and became fully exercisable immediately upon grant.

The awards granted to Ms. Vichairattanawong consisted of (i) 34,875 RSUs, with each RSU representing the right to receive one share of the Company’s common stock, and (ii) a stock option to purchase 34,875 shares of the Company’s common stock, in each case subject to the terms and conditions of the Plan and the applicable award agreements. The RSUs vested in full immediately upon grant and were settled through the issuance of 34,875 shares of the Company’s common stock on September 18, 2026. The option award vested in full and became fully exercisable immediately upon grant.

The awards granted to Mr. Munoz consisted of (i) 26,156 RSUs, with each RSU representing the right to receive one share of the Company’s common stock, and (ii) a stock option to purchase 26,156 shares of the Company’s common stock, in each case subject to the terms and conditions of the Plan and the applicable award agreements. The RSUs vested in full immediately upon grant and were settled through the issuance of 26,156 shares of the Company’s common stock on September 18, 2026. The option award vested in full and became fully exercisable immediately upon grant.

The foregoing descriptions of the accelerated vesting of the outstanding equity awards and the new equity awards do not purport to be complete and are qualified in their entirety by reference to the applicable award agreements filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Restricted Share Unit Award Agreement, dated September 18, 2026, by and between the Company and Justin Kenna.
10.2	Option Agreement, dated September 18, 2026, by and between the Company and Justin Kenna.
10.3	Restricted Share Unit Award Agreement, dated September 18, 2026, by and between the Company and Amaree Vichairattanawong.
10.4	Option Agreement, dated September 18, 2026, by and between the Company and Amaree Vichairattanawong.
10.5	Restricted Share Unit Award Agreement, dated September 18, 2026, by and between the Company and Michael Munoz.
10.6	Option Agreement, dated September 18, 2026, by and between the Company and Michael Munoz.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESQUARE HOLDINGS, INC.
(Registrant)

Date: September 24, 2026	By:	/s/ Justin Kenna
	Name:	Justin Kenna
	Title:	Chief Executive Officer, President, and Chairman